UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01685
Name of Registrant:	Vanguard Morgan Growth Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – September 30, 2017
Item 1: Reports to Shareholders

Annual Report | September 30, 2017

Vanguard Morgan™ Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Morgan Growth Fund returned more than 22% for the 12 months ended
September 30, 2017. It surpassed the nearly 22% return of its benchmark index and the approximately 19% average return of its peer group.

• The fund seeks long-term capital appreciation using a multimanager approach that provides exposure to a broad universe of large- and mid-capitalization U.S. growth stocks.

• In general, growth stocks outpaced their value counterparts.

• All but two of the fund’s 11 industry sectors posted positive results. Information technology, financials, and industrials did best.

• Energy, a relatively small holding, was the weakest absolute performer.

• Over the past ten years, the fund’s average annual return trailed that of its benchmark but outdistanced that of its peers.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	22.39%
Admiral™ Shares	22.48
Russell 3000 Growth Index	21.87
Multi-Cap Growth Funds Average	19.24

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Morgan Growth Fund Investor Shares	7.74%
Russell 3000 Growth Index	9.03
Multi-Cap Growth Funds Average	6.53
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.38%	0.28%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Advisors’ Report

For the fiscal year ended September 30, 2017, Vanguard Morgan Growth Fund returned 22.39% for Investor Shares and 22.48% for the lower-cost Admiral Shares. The Russell 3000 Growth Index returned 21.87%, and the average return of multi-capitalization growth funds was 19.24%.

Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. (Please note that the Frontier Capital Management discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) Please note that as of September 30, 2017, the Morgan Growth Fund had realized short-term capital gains equal to about 0.6% of fund assets and long-term capital gains equal to about 5.7%. Gains will be distributed in December.

These comments were prepared on
October 16, 2017.

Wellington Management Company LLP

Portfolio Manager:

Paul E. Marrkand, CFA,
Senior Managing Director

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify mid-and large-capitalization companies that we believe have above-average growth prospects. We seek to build a portfolio of diversified sources of return with a balance of growth, quality, and valuation attributes.

It was a strong period for U.S. and foreign equities; the S&P 500 Index returned 18.61% and the MSCI World Index returned 18.83%. Fixed income markets also moved up slightly, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.07%.

Sector allocation, a residual of our bottom-up stock selection process, contributed to the portfolio’s relative return.

An overweighted allocation to information technology aided relative results; the sector contained the three largest relative individual contributors: Alibaba, Check Point Software, and PayPal. Underweighted allocations to consumer staples and consumer discretionary also contributed. And stock selection was positive in energy and real estate.

Security selection overall detracted from relative performance, particularly in health care and information technology. The largest relative detractors included Qualcomm (information technology) and an underweighted allocation to Boeing (industrials), which we eliminated during the period. Avoiding benchmark constituent NVIDIA (information technology) also weighed on returns.

We remain optimistic about the portfolio’s favorable risk/reward profile and continue to purchase, at attractive valuations, capital-compounding companies with what we believe to be long-term competitive advantages that can maintain a free-cash-flow growth rate above that of the market. Through this process, the portfolio ended the period most overweighted in information technology and financials and most underweighted in consumer discretionary and consumer staples.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

The market’s initial favorable response to the U.S. presidential election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased fiscal spending on infrastructure. With legislative accomplishments elusive, market expectations moderated.

Solid economic fundamentals in the United States included moderate GDP expansion, robust employment, and accelerating corporate profit growth. This environment led the Federal Reserve to raise the federal funds target rate to 1%–1.25%, although inflation remained benign.

Our successes included Netflix, which benefited from impressive subscriber growth and international profits. During the period, the company strengthened its long-term competitive positioning through exclusive deals and original content, pricing power, international expansion, and scale advantage.

Graphics chipmaker NVIDIA dominated in key high-growth markets, where it is leveraging its graphics expertise to offer high-value-added solutions. We believe it is uniquely positioned in these markets, as developers have coalesced and standardized around its architecture and platform.

Alibaba, with its dominant market share in Chinese online businesses, gained from significant revenue synergies and deeper engagement of buyers, merchants, advertisers, and cloud customers. We believe the company offers an attractive opportunity to invest in the long-term growth of Chinese e-commerce.

We closed our position in cellphone chipmaker Qualcomm, which detracted from performance in the face of new and ongoing antitrust litigation. We also eliminated our holdings in internet security hardware and software maker Palo Alto Networks because of its weaker-than-projected product revenue and lowered outlook.

Alexion Pharmaceuticals, which makes drugs that target rare and possibly life-threatening genetic blood and metabolic disorders, detracted after an investigation into sales practices (which appeared to be an isolated event) and management shake-ups. However, we believe its new team brings discipline and important industry knowledge.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,
Head of Alpha Equity Investments

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations climbed as investors embraced risk.

U.S. economic fundamentals remained firm behind favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of its federal funds target rate to 1%–1.25% with hikes in March and June. The groundwork has been set for another increase in December and three more in 2018.

Growth stocks outperformed their value counterparts, and small-caps beat large-caps. U.S. stocks trailed their developed and emerging-market peers.

Although it’s important to understand how overall performance is affected by such macroeconomic factors, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements.

We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—ability to increase earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

For the period, our quality model made a significant contribution to our relative performance, and our sentiment, valuation, and growth models also helped. However, management decisions did not perform as expected. Our strongest sector results were in industrials, information technology, and financials. Our weakest were in consumer discretionary, real estate, and energy.

At the stock level, the largest contributions came from overweighted positions in NVIDIA, United Rentals, Spirit AeroSystems Holdings, Alaska Air, and Applied Materials. Overweighted allocations to Southwestern Energy, Newfield Exploration, Brixmor Property Group, and Chesapeake Energy detracted.

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen Knightly, CFA, President

Christopher J. Scarpa, Vice President

Favorable sector positioning and positive stock selection benefited our portfolio for the year. Sector selection was aided by our long-held caution toward the consumer sectors. Both discretionary and staples underperformed, while our focused investments were positive. Our health care and materials picks were also strong. Within health care, investments in medical and dental instruments did well. In materials, our focus on specialty chemicals and infrastructure aggregates produced solid gains.

On the downside, results were hindered by our underweighted position in producer durables. Stock selection within energy, where select exploration companies suffered and energy prices were volatile, also hurt.

We remain underweighted in producer durables because of the sector’s maturing cyclical recovery and high level of valuations. And we remain selective in both consumer sectors amid their disruptive competitive forces. We are overweighted in health care and technology because of their appealing secular growth, innovation, and margins.

We are optimistic about the economy as it appears the Federal Reserve is embarking on policy normalization without negatively affecting GDP. But after eight years of strong returns, valuations appear lofty. In this environment, we continue to focus on investing in companies that have strong secular appeal, are gaining share in growth markets, and have initiatives to augment shareholder returns through management actions.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	46	6,008	Uses traditional methods of stock selection—
Company LLP			fundamental research and analysis—to identify
			companies that it believes have above-average
			growth prospects. Research focuses on mid- and
			large-cap companies, evaluating and ranking each
			stock on a consistent set of growth, quality, and
			valuation criteria. We seek to build a portfolio with
			diversified sources of return with a balance of growth,
			quality, and valuation attributes.
Jennison Associates LLC	23	2,958	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Quantitative Equity	15	1,889	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
Frontier Capital Management	14	1,873	Uses a research-driven, fundamental investment
Co., LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Cash Investments	2	263	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest
			cash position.

Morgan Growth Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.38%	0.28%
30-Day SEC Yield	0.70%	0.80%

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.98	0.87
Beta	1.01	1.00

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	294	1,719	3,808
Median Market Cap	$73.5B	$77.0B	$61.4B
Price/Earnings Ratio	26.9x	26.4x	21.9x
Price/Book Ratio	4.7x	6.0x	2.9x
Return on Equity	17.4%	20.3%	15.1%
Earnings Growth
Rate	14.9%	12.7%	9.6%
Dividend Yield	1.0%	1.3%	1.8%
Foreign Holdings	4.0%	0.0%	0.0%
Turnover Rate	48%	—	—
Short-Term Reserves	2.5%	—	—

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	5.4%
Alphabet Inc.	Internet Software &
	Services	4.6
Microsoft Corp.	Systems Software	3.7
Facebook Inc.	Internet Software &
	Services	3.5
Visa Inc.	Data Processing &
	Outsourced Services	2.0
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.8
Celgene Corp.	Biotechnology	1.7
Alibaba Group Holding	Internet Software &
Ltd.	Services	1.5
Bristol-Myers Squibb Co. Pharmaceuticals		1.4
Priceline Group Inc.	Internet & Direct
	Marketing Retail	1.4
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares.

Morgan Growth Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	14.5%	17.4%	12.3%
Consumer Staples	2.0	6.4	7.3
Energy	2.2	0.9	5.8
Financials	6.2	3.7	15.0
Health Care	15.0	14.6	14.0
Industrials	10.3	12.9	10.8
Information Technology	45.6	36.5	22.3
Materials	2.6	3.9	3.4
Real Estate	1.5	2.6	4.0
Telecommunication
Services	0.1	1.0	2.0
Utilities	0.0	0.1	3.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Morgan Growth Fund*Investor Shares	22.39%	14.84%	7.74%	$21,071
• • • • • • • •	Russell 3000 Growth Index	21.87	15.18	9.03	23,748
– – – –	Multi-Cap Growth Funds Average	19.24	13.13	6.53	18,825
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Morgan Growth Fund Admiral Shares	22.48%	14.98%	7.89%	$106,815

Russell 3000 Growth Index	21.87	15.18	9.03	118,742
Dow Jones U.S. Total Stock Market Float
Adjusted Index	18.67	14.15	7.64	104,435

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (13.9%)
*	Amazon.com Inc.	247,778	238,201
*	Priceline Group Inc.	96,500	176,674
	Home Depot Inc.	855,028	139,848
*	Netflix Inc.	682,560	123,782
	Comcast Corp. Class A	2,388,659	91,916
*	Charter Communications
	Inc. Class A	197,004	71,595
*	O’Reilly Automotive Inc.	304,877	65,661
	Marriott International Inc.
	Class A	586,458	64,663
	McDonald’s Corp.	407,016	63,771
	adidas AG	280,860	63,606
	TJX Cos. Inc.	826,060	60,905
*,^	Tesla Inc.	154,154	52,582
	Las Vegas Sands Corp.	740,681	47,522
	Industria de Diseno Textil
	SA ADR	2,370,730	44,783
	Expedia Inc.	309,784	44,590
	Aramark	932,344	37,863
	Dollar General Corp.	433,744	35,155
	Ross Stores Inc.	483,770	31,237
	MGM Resorts
	International	681,299	22,204
	Yum! Brands Inc.	299,933	22,078
*	Dollar Tree Inc.	234,232	20,336
	Dana Inc.	717,868	20,072
*	LKQ Corp.	471,723	16,977
*	ServiceMaster Global
	Holdings Inc.	337,211	15,758
	Walt Disney Co.	154,904	15,269
	NIKE Inc. Class B	281,860	14,614
	Lowe’s Cos. Inc.	182,796	14,613
	Brunswick Corp.	209,183	11,708
*	NVR Inc.	4,061	11,594
*	Bright Horizons Family
	Solutions Inc.	130,559	11,256

	Lear Corp.	65,030	11,255
*	Burlington Stores Inc.	117,628	11,229
	Domino’s Pizza Inc.	54,998	10,920
*	Live Nation Entertainment
	Inc.	250,038	10,889
	Royal Caribbean Cruises
	Ltd.	89,521	10,612
	Texas Roadhouse Inc.
	Class A	215,794	10,604
*	Liberty Media Corp-
	Liberty SiriusXM
	Class A Shares	235,967	9,887
	H&R Block Inc.	365,727	9,684
	Carnival Corp.	142,859	9,224
*	Michael Kors Holdings
	Ltd.	178,347	8,534
^	Sirius XM Holdings Inc.	1,458,626	8,052
*	IMAX Corp.	332,632	7,534
*	Liberty Global plc
	Class A	207,440	7,034
*	Discovery
	Communications Inc.
	Class A	325,892	6,938
	Nordstrom Inc.	125,716	5,928
*	Mohawk Industries Inc.	20,210	5,002
	Starbucks Corp.	59,574	3,200
	Service Corp.
	International	47,817	1,650
	Delphi Automotive plc	14,443	1,421
	Hilton Worldwide
	Holdings Inc.	20,435	1,419
*	Liberty Media Corp-
	Liberty SiriusXM
	Class C Shares	24,904	1,043
	Omnicom Group Inc.	13,267	983
*	Michaels Cos. Inc.	22,707	488
			1,804,363

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (1.8%)
	PepsiCo Inc.	697,342	77,705
	Costco Wholesale Corp.	307,969	50,596
*	Monster Beverage Corp.	384,168	21,225
	Constellation Brands Inc.
	Class A	73,795	14,718
*	Blue Buffalo Pet Products
	Inc.	498,488	14,132
	Hershey Co.	110,185	12,029
	Kimberly-Clark Corp.	96,692	11,379
	Altria Group Inc.	157,478	9,987
*,^	Pilgrim’s Pride Corp.	330,325	9,385
	Walgreens Boots Alliance
	Inc.	115,616	8,928
	Colgate-Palmolive Co.	82,111	5,982
	Ingredion Inc.	17,986	2,170
	Mondelez International
	Inc. Class A	11,096	451
			238,687
Energy (2.0%)
	BP plc ADR	1,176,099	45,197
	Chevron Corp.	370,314	43,512
	Baker Hughes a GE Co.	1,142,240	41,829
	Pioneer Natural
	Resources Co.	280,157	41,334
	Schlumberger Ltd.	496,549	34,639
*	Carrizo Oil & Gas Inc.	762,041	13,054
*	Concho Resources Inc.	78,393	10,326
	Halliburton Co.	217,663	10,019
*,^	Chesapeake Energy
	Corp.	2,304,099	9,908
	Williams Cos. Inc.	257,631	7,731
	Devon Energy Corp.	178,659	6,559
*	Newfield Exploration Co.	14,728	437
			264,545
Financials (5.9%)
	American Express Co.	1,000,547	90,509
	Citigroup Inc.	989,272	71,960
	Intercontinental
	Exchange Inc.	1,044,646	71,767
	Bank of America Corp.	2,334,349	59,152
	Morgan Stanley	978,205	47,120
	Goldman Sachs Group
	Inc.	191,657	45,459
	JPMorgan Chase & Co.	409,997	39,159
	MetLife Inc.	704,191	36,583
	Aon plc	248,112	36,249
	Raymond James
	Financial Inc.	417,501	35,208
	Nasdaq Inc.	361,023	28,005
*	E*TRADE Financial Corp.	638,845	27,860
	Willis Towers Watson plc	166,782	25,723
*	Berkshire Hathaway Inc.
	Class B	138,471	25,384

	FactSet Research
	Systems Inc.	117,532	21,169
	SEI Investments Co.	280,408	17,122
	Moody’s Corp.	107,439	14,957
	MSCI Inc. Class A	104,271	12,189
	Webster Financial Corp.	224,468	11,796
	Progressive Corp.	236,911	11,471
	S&P Global Inc.	72,850	11,387
	Ameriprise Financial Inc.	75,886	11,270
	Popular Inc.	178,265	6,407
	Marsh & McLennan Cos.
	Inc.	73,890	6,193
	FNF Group	12,039	571
			764,670
Health Care (14.3%)
*	Celgene Corp.	1,555,340	226,800
	Bristol-Myers Squibb
	Co.	2,897,001	184,655
	Amgen Inc.	489,836	91,330
*	BioMarin Pharmaceutical
	Inc.	893,405	83,149
	Aetna Inc.	512,437	81,483
	Johnson & Johnson	574,546	74,697
	Gilead Sciences Inc.	913,453	74,008
*	Edwards Lifesciences
	Corp.	636,879	69,617
	Anthem Inc.	358,426	68,058
	Allergan plc	295,344	60,531
*	Illumina Inc.	271,211	54,025
*	Vertex Pharmaceuticals
	Inc.	301,420	45,828
	McKesson Corp.	283,740	43,585
	AbbVie Inc.	481,695	42,803
	Zoetis Inc.	661,277	42,163
	UnitedHealth Group Inc.	198,579	38,892
*	ICON plc	334,156	38,054
	Danaher Corp.	437,325	37,514
	Cooper Cos. Inc.	155,909	36,968
	Merck & Co. Inc.	505,253	32,351
	Universal Health Services
	Inc. Class B	279,698	31,030
*	Incyte Corp.	259,172	30,256
*	HCA Healthcare Inc.	367,443	29,245
*	Boston Scientific Corp.	976,069	28,472
*	Alexion Pharmaceuticals
	Inc.	202,082	28,350
*	Align Technology Inc.	125,592	23,394
*,^	Acadia Healthcare Co.
	Inc.	482,376	23,038
	Teleflex Inc.	87,009	21,053
*	QIAGEN NV	566,561	17,847
	Cigna Corp.	92,021	17,202
*	Nevro Corp.	176,814	16,069
	Humana Inc.	61,276	14,929

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	STERIS plc	167,025	14,765
	Eli Lilly & Co.	168,971	14,454
*	Centene Corp.	137,159	13,273
	Baxter International Inc.	204,334	12,822
*	Mettler-Toledo
	International Inc.	20,433	12,794
*	Quintiles IMS Holdings
	Inc.	124,272	11,814
*	WellCare Health Plans
	Inc.	60,752	10,433
	Agilent Technologies Inc.	160,075	10,277
*	Bioverativ Inc.	176,907	10,096
*	Express Scripts Holding
	Co.	156,768	9,926
*	IDEXX Laboratories Inc.	61,664	9,588
*	Alkermes plc	188,371	9,577
*	Exact Sciences Corp.	153,262	7,222
*	Veeva Systems Inc.
	Class A	43,450	2,451
	Thermo Fisher Scientific
	Inc.	9,064	1,715
*	Exelixis Inc.	49,791	1,206
*	Biogen Inc.	1,585	496
			1,860,305
Industrials (9.9%)
	Parker-Hannifin Corp.	670,140	117,288
	Boeing Co.	449,319	114,221
	Rockwell Automation Inc.	581,062	103,551
	Caterpillar Inc.	808,709	100,854
	Cummins Inc.	454,682	76,400
	Honeywell International
	Inc.	530,478	75,190
	Dover Corp.	766,771	70,075
*	IHS Markit Ltd.	1,393,919	61,444
	Emerson Electric Co.	958,138	60,209
	CSX Corp.	1,089,276	59,104
	Cintas Corp.	301,399	43,486
	Fortive Corp.	612,848	43,384
	TransDigm Group Inc.	150,859	38,567
	Waste Connections Inc.	523,690	36,637
	Roper Technologies Inc.	124,249	30,242
	Experian plc	1,265,018	25,410
	KAR Auction Services
	Inc.	529,934	25,299
*	HD Supply Holdings Inc.	653,526	23,573
	3M Co.	106,511	22,357
	Lockheed Martin Corp.	71,121	22,068
	AO Smith Corp.	343,034	20,387
	Union Pacific Corp.	153,505	17,802
*	United Rentals Inc.	95,739	13,283
	Waste Management Inc.	156,153	12,222
*	JetBlue Airways Corp.	585,747	10,854
	Spirit AeroSystems
	Holdings Inc. Class A	130,319	10,128

*	Beacon Roofing Supply
	Inc.	187,320	9,600
*	United Continental
	Holdings Inc.	122,504	7,458
	Delta Air Lines Inc.	144,316	6,959
^	Wabtec Corp.	89,353	6,769
	Huntington Ingalls
	Industries Inc.	16,046	3,633
	Toro Co.	57,539	3,571
*	TransUnion	70,510	3,332
	Robert Half International
	Inc.	65,555	3,300
	FedEx Corp.	12,748	2,876
	United Parcel Service Inc.
	Class B	23,362	2,806
	Southwest Airlines Co.	27,977	1,566
	Rollins Inc.	12,982	599
			1,286,504
Information Technology (43.9%)
	Apple Inc.	4,515,695	695,959
	Microsoft Corp.	6,456,974	480,980
*	Alphabet Inc. Class C	488,916	468,924
*	Facebook Inc. Class A	2,624,212	448,399
	Visa Inc. Class A	2,447,917	257,619
*	Alibaba Group Holding
	Ltd. ADR	1,133,738	195,808
	Oracle Corp.	2,969,794	143,590
	Mastercard Inc. Class A	990,444	139,851
*	Alphabet Inc. Class A	128,756	125,372
*	Electronic Arts Inc.	1,005,296	118,685
*	PayPal Holdings Inc.	1,821,670	116,642
	Texas Instruments Inc.	1,276,875	114,459
	Tencent Holdings Ltd.	2,434,196	106,425
	Global Payments Inc.	1,063,526	101,067
	NVIDIA Corp.	553,212	98,898
	Applied Materials Inc.	1,883,792	98,127
*	Workday Inc. Class A	904,940	95,372
*	salesforce.com Inc.	981,234	91,667
*	Vantiv Inc. Class A	1,223,076	86,190
*	Adobe Systems Inc.	558,959	83,386
	Activision Blizzard Inc.	1,275,136	82,259
*	eBay Inc.	1,856,242	71,391
	QUALCOMM Inc.	1,350,238	69,996
*,^	VeriSign Inc.	653,513	69,527
*	Red Hat Inc.	616,358	68,329
	SS&C Technologies
	Holdings Inc.	1,654,240	66,418
*	Check Point Software
	Technologies Ltd.	558,736	63,707
*	Gartner Inc.	491,694	61,172
	Intuit Inc.	395,582	56,228
	Alliance Data Systems
	Corp.	249,095	55,187
	NetApp Inc.	1,161,207	50,814

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Maxim Integrated
	Products Inc.	1,039,145	49,578
	Broadcom Ltd.	192,883	46,782
*	Euronet Worldwide Inc.	435,659	41,296
	DXC Technology Co.	468,319	40,219
	Xilinx Inc.	540,912	38,313
*	Cadence Design Systems
	Inc.	911,408	35,973
	Analog Devices Inc.	406,348	35,015
	Teradyne Inc.	934,688	34,855
*	Fiserv Inc.	243,881	31,451
	CDK Global Inc.	494,603	31,205
*	ServiceNow Inc.	264,289	31,062
	Lam Research Corp.	166,414	30,793
*	Yandex NV Class A	923,689	30,436
*	MACOM Technology
	Solutions Holdings Inc.	671,092	29,937
*	Splunk Inc.	436,570	29,001
*	Qorvo Inc.	398,047	28,134
	Accenture plc Class A	169,048	22,833
*	InterXion Holding NV	397,300	20,235
	Amdocs Ltd.	308,371	19,834
	Amphenol Corp. Class A	230,512	19,511
*	Conduent Inc.	1,124,722	17,624
*	Integrated Device
	Technology Inc.	642,367	17,074
	Universal Display Corp.	125,708	16,197
	Cognizant Technology
	Solutions Corp. Class A	222,309	16,126
	Monolithic Power
	Systems Inc.	138,308	14,737
*	Flex Ltd.	879,379	14,571
	Jack Henry & Associates
	Inc.	138,926	14,280
*	Micron Technology Inc.	357,431	14,058
*	Cavium Inc.	201,530	13,289
*	Dell Technologies Inc.
	Class V	167,796	12,956
*	Square Inc.	417,184	12,019
	CDW Corp.	178,517	11,782
*,^	VMware Inc. Class A	106,680	11,648
*	Take-Two Interactive
	Software Inc.	112,443	11,495
*	Synopsys Inc.	138,749	11,173
*	Advanced Micro Devices
	Inc.	868,417	11,072
	Total System Services
	Inc.	159,667	10,458
*	First Data Corp. Class A	576,328	10,397
*	GoDaddy Inc. Class A	221,439	9,635
*	Fortinet Inc.	263,788	9,454
*	Teradata Corp.	180,962	6,115
*	ON Semiconductor Corp.	288,904	5,336
*	Arista Networks Inc.	20,554	3,897

*	Zillow Group Inc. Class A	54,802	2,200
*	IAC/InterActiveCorp	12,438	1,462
*	Tableau Software Inc.
	Class A	8,247	618
			5,708,584
Materials (2.5%)
^	Rio Tinto plc ADR	1,797,896	84,843
	Ball Corp.	803,689	33,192
	Eagle Materials Inc.	220,775	23,557
*	Berry Global Group Inc.	388,666	22,018
	FMC Corp.	244,074	21,798
	Martin Marietta Materials
	Inc.	99,304	20,479
	Vulcan Materials Co.	164,347	19,656
*	Cleveland-Cliffs Inc.	2,701,395	19,315
	Sherwin-Williams Co.	48,239	17,272
	Chemours Co.	237,155	12,002
*	Freeport-McMoRan Inc.	853,146	11,978
	CF Industries Holdings
	Inc.	249,540	8,774
	Steel Dynamics Inc.	178,921	6,167
	Albemarle Corp.	43,944	5,990
*	Crown Holdings Inc.	74,901	4,473
	Valvoline Inc.	174,310	4,088
	Carpenter Technology
	Corp.	75,907	3,646
			319,248
Other (1.0%)
2	Vanguard Growth ETF	974,900	129,418

Real Estate (1.4%)
	American Tower Corp.	525,501	71,826
*	SBA Communications
	Corp. Class A	273,340	39,375
	Crown Castle
	International Corp.	264,967	26,491
	Prologis Inc.	241,858	15,348
	Host Hotels & Resorts
	Inc.	527,825	9,760
	Healthcare Trust of
	America Inc. Class A	295,879	8,817
^	Uniti Group Inc.	412,835	6,052
	Equity LifeStyle
	Properties Inc.	22,342	1,901
			179,570
Telecommunication Services (0.1%)
*	T-Mobile US Inc.	130,419	8,042

Utilities (0.0%)
	NRG Energy Inc.	65,201	1,669
Total Common Stocks
(Cost $8,179,968)			12,565,605

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.223%	3,886,447	388,722

		Face
		Amount
		($000)
Repurchase Agreement (0.9%)
	Bank of America Securities,
	LLC 1.070%, 10/2/17
	(Dated 9/29/17,
	Repurchase Value
	$123,911,000, collateralized
	by Government National
	Mortgage Assn. 3.500%,
	3/20/47, with a value of
	$126,378,000)	123,900	123,900

U.S. Government and Agency Obligations (0.1%)
5	United States Cash
	Management Bill,
	1.048%, 1/2/18	2,000	1,995
	United States Treasury Bill,
	0.980%, 10/5/17	450	450
5	United States Treasury Bill,
	1.033%–1.099%, 11/2/17	2,000	1,998
5	United States Treasury Bill,
	1.046%–1.122%, 11/9/17	1,200	1,199
5	United States Treasury Bill,
	1.052%, 11/24/17	1,500	1,498
5	United States Treasury Bill,
	1.107%, 12/28/17	100	100
	United States Treasury Bill,
	1.169%, 3/22/18	450	447
			7,687
Total Temporary Cash Investments
(Cost $520,283)			520,309
Total Investments (100.7%)
(Cost $8,700,251)			13,085,914

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	809
Receivables for Investment Securities Sold 51,526
Receivables for Accrued Income	3,813
Receivables for Capital Shares Issued	10,281
Variation Margin Receivable—
Future Contracts	446
Other Assets	38
Total Other Assets	66,913
Liabilities
Payables for Investment Securities
Purchased	(65,199)
Collateral for Securities on Loan	(61,399)
Payable for Capital Shares Redeemed	(11,131)
Payables to Investment Advisor	(5,196)
Payables to Vanguard	(18,540)
Other Liabilities	(25)
Total Liabilities	(161,490)
Net Assets (100%)	12,991,337

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,715,031
Undistributed Net Investment Income	72,679
Accumulated Net Realized Gains	815,224
Unrealized Appreciation (Depreciation)
Investment Securities	4,385,663
Futures Contracts	2,734
Foreign Currencies	6
Net Assets	12,991,337

Investor Shares—Net Assets
Applicable to 140,036,687 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,177,021
Net Asset Value Per Share—
Investor Shares	$29.83

Morgan Growth Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 95,339,874 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,814,316
Net Asset Value Per Share—
Admiral Shares	$92.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $59,558,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.7% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $61,399,000 of collateral received for securities on loan.
5 Securities with a value of $5,303,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	1,062	133,605	2,734

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	160,926
Interest [2]	1,994
Securities Lending—Net	1,551
Total Income	164,471
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,986
Performance Adjustment	351
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,094
Management and Administrative—Admiral Shares	8,507
Marketing and Distribution—Investor Shares	555
Marketing and Distribution—Admiral Shares	526
Custodian Fees	166
Auditing Fees	40
Shareholders’ Reports and Proxy—Investor Shares	242
Shareholders’ Reports and Proxy—Admiral Shares	103
Trustees’ Fees and Expenses	26
Total Expenses	36,596
Expenses Paid Indirectly	(268)
Net Expenses	36,328
Net Investment Income	128,143
Realized Net Gain (Loss)
Investment Securities Sold [2]	966,328
Futures Contracts	8,718
Foreign Currencies	10
Realized Net Gain (Loss)	975,056
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	1,280,566
Futures Contracts	2,471
Foreign Currencies	6
Change in Unrealized Appreciation (Depreciation)	1,283,043
Net Increase (Decrease) in Net Assets Resulting from Operations	2,386,242

1 Dividends are net of foreign withholding taxes of $323,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,617,000, $1,573,000, $4,463,000, and $15,549,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,143	98,177
Realized Net Gain (Loss)	975,056	497,232
Change in Unrealized Appreciation (Depreciation)	1,283,043	515,933
Net Increase (Decrease) in Net Assets Resulting from Operations	2,386,242	1,111,342
Distributions
Net Investment Income
Investor Shares	(31,763)	(28,118)
Admiral Shares	(63,618)	(58,129)
Realized Capital Gain[1]
Investor Shares	(179,416)	(316,049)
Admiral Shares	(317,116)	(539,822)
Total Distributions	(591,913)	(942,118)
Capital Share Transactions
Investor Shares	(491,323)	(81,629)
Admiral Shares	503,058	214,073
Net Increase (Decrease) from Capital Share Transactions	11,735	132,444
Total Increase (Decrease)	1,806,064	301,668
Net Assets
Beginning of Period	11,185,273	10,883,605
End of Period[2]	12,991,337	11,185,273

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $6,527,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,679,000 and $45,916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.74	$25.29	$27.07	$24.26	$20.31
Investment Operations
Net Investment Income	. 277[1,2]	.207	.219	.187	.230
Net Realized and Unrealized Gain (Loss)
on Investments	5.196	2.385	1.017	3.785	3.925
Total from Investment Operations	5.473	2.592	1.236	3.972	4.155
Distributions
Dividends from Net Investment Income	(. 208)	(.175)	(.191)	(.172)	(. 205)
Distributions from Realized Capital Gains	(1.175)	(1.967)	(2.825)	(.990)	—
Total Distributions	(1.383)	(2.142)	(3.016)	(1.162)	(.205)
Net Asset Value, End of Period	$29.83	$25.74	$25.29	$27.07	$24.26

Total Return[3]	22.39%	10.48%	4.76%	16.85%	20.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,177	$4,063	$4,077	$4,580	$4,922
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.38%	0.40%	0.40%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.02%[2]	0.81%	0.80%	0.72%	1.06%
Portfolio Turnover Rate	48%	51%	41%	52%	53%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.16%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, (0.01%), (0.04%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$79.80	$78.42	$83.97	$75.26	$63.02
Investment Operations
Net Investment Income	. 943[1,2]	.726	.804	.719	.831
Net Realized and Unrealized Gain (Loss)
on Investments	16.076	7.402	3.123	11.722	12.144
Total from Investment Operations	17.019	8.128	3.927	12.441	12.975
Distributions
Dividends from Net Investment Income	(.730)	(. 656)	(.727)	(. 664)	(.735)
Distributions from Realized Capital Gains	(3.639)	(6.092)	(8.750)	(3.067)	—
Total Distributions	(4.369)	(6.748)	(9.477)	(3.731)	(.735)
Net Asset Value, End of Period	$92.45	$79.80	$78.42	$83.97	$75.26

Total Return[3]	22.48%	10.60%	4.88%	17.03%	20.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,814	$7,122	$6,806	$6,250	$5,019
Ratio of Total Expenses to Average Net Assets[4]	0.28%	0.28%	0.27%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.12%[2]	0.91%	0.93%	0.86%	1.20%
Portfolio Turnover Rate	48%	51%	41%	52%	53%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.134 and 0.16%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, (0.01%), (0.04%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Morgan Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,028,000 for the year ended September 30, 2017.

For the year ended September 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $351,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

Morgan Growth Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $809,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2017, these arrangements reduced the fund’s expenses by $268,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,370,164	195,441	—
Temporary Cash Investments	388,722	131,587	—
Futures Contracts—Assets[1]	446	—	—
Total	12,759,332	327,028	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Morgan Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,009,000 from undistributed net investment income and $45,804,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $171,459,000 of ordinary income and $737,167,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $8,700,500,000. Net unrealized appreciation of investment securities for tax purposes was $4,385,414,000, consisting of unrealized gains of $4,494,198,000 on securities that had risen in value since their purchase and $108,784,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2017, the fund purchased $5,522,175,000 of investment securities and sold $6,249,117,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	389,859	14,339	442,809	17,724
Issued in Lieu of Cash Distributions	207,382	8,416	338,254	13,492
Redeemed	(1,088,564)	(40,543)	(862,692)	(34,608)
Net Increase (Decrease)—Investor Shares	(491,323)	(17,788)	(81,629)	(3,392)
Admiral Shares
Issued	1,161,157	13,763	992,705	12,715
Issued in Lieu of Cash Distributions	352,218	4,614	554,245	7,138
Redeemed	(1,010,317)	(12,291)	(1,332,877)	(17,390)
Net Increase (Decrease)—Admiral Shares	503,058	6,086	214,073	2,463

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $538,319,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $95,381,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 64.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.39%	14.84%	7.74%
Returns After Taxes on Distributions	20.85	13.20	6.76
Returns After Taxes on Distributions and Sale of Fund Shares	13.58	11.57	6.04

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,120.17	$2.07
Admiral Shares	1,000.00	1,120.73	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$1.98
Admiral Shares	1,000.00	1,023.41	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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© 2017 The Vanguard Group, Inc.
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Vanguard Marketing Corporation, Distributor.

Q260 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $40,000
Fiscal Year Ended September 30, 2016: $45,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 21, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.